[EXECUTION COPY]

                 AMENDED AND RESTATED BORROWER PLEDGE AGREEMENT

     THIS AMENDED AND RESTATED BORROWER PLEDGE AGREEMENT (this "Agreement") is made and entered into as of September 27, 1996 by GEOTEK FINANCING CORPORATION, a Delaware corporation, having its principal office at c/o Geotek
Communications, Inc., 20 Craig Road, Montvale, NJ 07645 (the "Pledgor"), in favor of HUGHES NETWORK SYSTEMS, INC., a Delaware corporation, having an office at 10450 Pacific Center Court, San Diego, CA 92121 ("HNS"), for itself and as collateral agent for the benefit of the Lenders (as defined below) (in such capacity, the "Collateral Agent") and AMENDS AND RESTATES IN FULL the Borrower Pledge Agreement dated as of December 21, 1995, among the Pledgor and HNS, as lender (HNS, together with its successors and assigns, referred to collectively as the "Loan Agreement Lenders") (the "Original Pledge Agreement").

                              W I T N E S S E T H:

     WHEREAS,  the Pledgor,  Geotek  Communications,  Inc.,  as  guarantor  (the
"Guarantor") and HNS (HNS, together with its successors and assigns and the other Lenders described in the Financing Agreement referred to collectively as the "Financing Agreement Lenders" and, together with the Loan Agreement Lenders, referred to collectively as the "Lenders") have entered into a Vendor Credit Financing Agreement of even date herewith (as amended or otherwise modified from time to time, the "Financing Agreement") pursuant to which the Financing Agreement Lenders have agreed to make Advances (as defined therein) to the Pledgor as evidenced by the Notes (as defined therein). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Financing Agreement;

     WHEREAS, pursuant to the Original Pledge Agreement, the Pledgor pledged to the Loan Agreement Lenders all of the Pledgor's right, title and interest in and to the outstanding shares of stock set forth on Schedule I hereto (the "Pledged Shares") and those certain inter-company promissory notes in favor of the Pledgor set forth on Schedule II hereto (the "Pledged Notes" and, together with the Pledged Shares, the "Pledged Securities") as collateral for all obligations of the Pledgor (the "Loan Agreement Obligations") under that certain Loan Agreement, dated as of December 21, 199(5) (the "Loan Agreement"), among the Pledgor, the Guarantor and HNS, as evidenced by the promissory notes executed and delivered to any Loan Agreement Lender by the Pledgor in connection with the Loan Agreement (the "Loan Agreement Notes" and, together with the Notes, the "Secured Notes");

           WHEREAS, the Financing Agreement Lenders have required, as a condition to their entering into the Financing Agreement, that the Pledgor grant to the Collateral Agent, for its benefit and the ratable benefit of the Financing Agreement Lenders, a security interest in the Pledged Securities to secure the Obligations, such security interest to be shared equally and ratably with the Loan Agreement Lenders; and

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     WHEREAS,  the Loan  Agreement  Lenders are willing to share their  security interest in the Pledged Securities equally and ratably with the Financing Agreement Lenders.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the premises and in order to induce the Financing Agreement Lenders to make the Advances under the Financing Agreement and the Loan Agreement Lenders to make the loans under the Loan Agreement, the Pledgor hereby agrees with the Collateral Agent as follows:

     SECTION 1. PLEDGE. The Pledgor hereby pledges to the Collateral Agent, for its benefit and the ratable benefit of the Lenders, and grants to the Collateral Agent, for its benefit and the ratable benefit of the Lenders, a continuing first priority perfected security interest in, the following (the "Pledged Collateral"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares, and all products and proceeds of any of the Pledged Shares including, without limitation, all dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

          (b) all additional shares of stock of, or equity interests in, Holdings from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares (any such additional shares shall constitute part of the Pledged Shares under and as defined in this Agreement), and all products and proceeds of any of such additional Pledged Shares, including, without limitation, all dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Shares; and

          (c) the Pledged Notes and the instruments representing the Pledged Notes, and all products and proceeds of the Pledged Notes, including, without limitation, all interest and principal payments, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Pledged Notes; and

          (d) all additional promissory notes of Holdings from time to time held by the Pledgor in any manner, and the instruments representing such additional promissory notes (any such additional promissory notes shall constitute part of the Pledged Notes under and as defined in this Agreement) and all products and proceeds of any such additional promissory notes, including, without limitation, all interest and principal payments, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any such additional promissory notes; and

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          (e) all  other  claims  of any  kind or  nature  and any  instruments, certificates, chattel paper or other writings evidencing such claims, whether in contract or tort and whether arising by operation of law, consensual agreement or otherwise, at any time acquired by the Pledgor against any Subsidiary of the Pledgor.

     SECTION 2. SECURITY FOR SECURED OBLIGATIONS. This Agreement secures the payment of all of the Obligations and the Loan Agreement Obligations (collectively, the "Secured Obligations"), whether for principal, interest, fees, expenses or otherwise, and all obligations of the Pledgor now or hereafter existing under this Agreement (including, without limitation, all expenses as set forth under Section 16 hereof), any of the Loan Documents (as defined by the Loan Agreement, the "Loan Documents") or any of the Financing Documents (the Secured Obligations and all such obligations of the Pledgor now or hereafter existing under this Agreement being referred to herein as the "Liabilities").

     SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Collateral Agent, for its benefit and the ratable benefit of the Lenders, pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

          (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Notes have been duly authorized and executed by Holdings and constitute the legal, valid and binding obligations of Holdings.

          (b) The Pledgor is the legal and beneficial owner of the Pledged Collateral, free and clear of any Lien on the Pledged Collateral, except as expressly permitted in the Loan Agreement and the Financing Agreement.

          (c) (i) Upon the delivery to the Collateral Agent of the Pledged Collateral, the pledge of the Pledged Collateral pursuant to this Agreement creates in favor of the Collateral Agent, for its benefit and the ratable benefit of the Lenders, a valid and perfected first priority security interest in such Pledged Collateral securing the payment of the Liabilities and (ii) the valid and perfected first priority status of the pledge by the Pledgor of the Pledged Collateral pursuant to the Original Pledge Agreement shall continue uninterrupted and unaffected.

          (d) Except as otherwise provided in Sections 14 and 15 hereof and except for those obtained prior to the date hereof, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement

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     or for the  execution,  delivery or  performance  of this  Agreement by the
     Pledgor or (ii) for the exercise by the Collateral Agent, for its benefit and the ratable benefit of the Lenders, of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement.

          (e) The Pledgor has full power and authority to enter into this Agreement and has the right to vote, pledge and grant a security interest in the Pledged Shares and to pledge and grant a security interest in the Pledged Notes as provided by this Agreement.

          (f) This Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally or general principles of equity (whether considered at law or in equity).

          (g) The Pledged Shares constitute, as of the date hereof, all of the outstanding shares of Capital Stock and voting securities of Holdings beneficially owned by the Pledgor.

          (h) The Pledged Notes listed on Schedule II hereto constitute the only promissory notes of Holdings in favor of the Pledgor as of the date hereof.

          (i) Except for the Pledged Securities, there are no other instruments, certificates, securities or other writings, or any chattel paper, evidencing or representing any interest in or claim against Holdings or any subsidiary of Holdings, other than the guarantee given by Holdings pursuant to the 1995 Indenture, as permitted by the Loan Agreement.

     SECTION 5. FURTHER ASSISTANCE. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver, or cause to be executed and delivered, all stock powers, note powers, proxies, assignments, instruments and documents and take all further action, that is reasonably necessary, at the Collateral Agent's request, in order to perfect any security interest granted or purported to be granted hereby or to enable the Collateral Agent, for its benefit and the ratable benefit of the Lenders, to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to carry out the provisions and purposes hereof.

     SECTION 6. VOTING RIGHTS; DIVIDENDS; ETC.

          (a)  Notwithstanding  the  pledge of the  Pledged  Shares set forth in
     Section 1 hereof, so long as no Default as defined in the Loan Agreement (a "Loan Agreement Default") or Default as defined in the Financing Agreement (a "Financing Agreement Default" and, any Financing Agreement Default or Loan Agreement Default being referred to collectively herein as a "Default") shall have occurred and be continuing, the Pledgor shall be

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     entitled  to  exercise  any and all  voting  and  other  consensual  rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement, any of the Loan Documents or any of the Financing Documents; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such right if such action would have a material adverse effect on the value of the Pledged Collateral to the Lenders or any part thereof or be inconsistent with or violate any provisions of this Agreement, any of the Loan Documents or any of the Financing Documents.

          (b)  Notwithstanding  the  pledge  of the  Pledged  Notes set forth in
     Section 1 hereof, so long as no Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash payments of interest and principal paid from time to time with respect to the Pledged Notes.

          (c)  Notwithstanding  the  pledge of the  Pledged  Shares set forth in
     Section 1 hereof, so long as no Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash dividends paid from time to time in respect of the Pledged Shares.

          (d) Any and all (i) dividends or other distributions and interest or principal paid or payable in the form of instruments and other property (other than cash interest and principal payments permitted under Section 6(b) hereof and cash dividends permitted under Section 6(c) hereof) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (ii) dividends and other distributions paid or payable in cash received, receivable or otherwise distributed in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Shares, shall in each case be delivered forthwith to the Collateral Agent to hold, for its benefit and the ratable benefit of the Lenders, as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the Collateral Agent, for its benefit and the ratable benefit of the Lenders, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (e) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 6(a) above and to receive dividends and distributions pursuant to Sections 6(b) and 6(c) above.

          (f) All dividends or other distributions and all interest and principal payments which are received by the Pledgor contrary to the provisions of this Section 6 shall be received in trust for the Collateral Agent, for its benefit and the ratable benefit of the Lenders, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

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          (g) Upon the occurrence and during the  continuance of a Default,  all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a) shall cease, and all such rights shall become vested in the Collateral Agent, for its benefit and the ratable benefit of the Lenders, which shall thereupon have the sole right to exercise such voting and other consensual rights.

          (h) Upon the occurrence and during the continuance of a Default, all cash payments of interest and principal with respect to the Pledged Notes and all cash dividends or other distributions payable in respect of the Pledged Shares shall be paid directly to the Collateral Agent and, if received by the Pledgor, shall be received in trust for the Collateral Agent, for its benefit and the ratable benefit of the Lenders, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement) and the Pledgor's right to receive such cash payments pursuant to Sections 6(b) and 6(c) hereof shall immediately cease.

     SECTION 7. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.

          (a) The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Collateral Agent, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest granted under this Agreement or (iii) enter into any agreement or understanding that purports to or may restrict or inhibit the Collateral Agent's rights or remedies hereunder, including, without limitation, the Collateral Agent's right to sell or otherwise dispose of the Pledged Collateral.

          (b) The Pledgor agrees that it will pledge and deliver to the Collateral Agent hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, notes or other securities of Holdings of which the Pledgor may become the beneficial owner after the date hereof.

     SECTION 8. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby appoints the Collateral Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to further perfect and protect the security interest granted hereby, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest or principal payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. This power of attorney is coupled with an interest and is irrevocable by the Pledgor. The Pledgor hereby ratifies all that the Collateral Agent shall lawfully do or cause to be done by virtue of this Section 8.

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     SECTION 9.  COLLATERAL  AGENT MAY PERFORM.  If the Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 16 hereof.

     SECTION 10. NO ASSUMPTION OF DUTIES; REASONABLE CARE. The rights and powers granted to the Collateral Agent hereunder are being granted in order to preserve and protect the Collateral Agent's security interest in and to the Pledged Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Collateral Agent or any of the Lenders to the Pledgor in connection therewith. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Agent or any of the Lenders has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

     SECTION 11. SUBSEQUENT CHANGES AFFECTING PLEDGED COLLATERAL. The Pledgor represents to the Collateral Agent that the Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, payments of interest and/or principal, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that the Collateral Agent and the Lenders shall have no responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. The Pledgor covenants that it will not, without the prior written consent of the Collateral Agent, sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for Permitted Liens (as defined in each of the Loan Agreement and the Financing Agreement).

     SECTION 12. REMEDIES UPON DEFAULT. If any Default shall have occurred and be continuing, the Collateral Agent shall, in addition to all other rights given by law or by this Agreement, any of the Loan Documents, any of the Financing Documents, or otherwise, but subject to Sections 14 and 15 of this Agreement, have all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code in effect in the State of New York at that time and the Collateral Agent (personally or through an agent) may, without notice and at its option, transfer or register, and the Pledgor shall register or cause to be registered upon request therefor by the Collateral Agent, the Pledged Collateral or any part thereof on the books of Holdings into the name of the Collateral Agent or the Collateral Agent's nominee(s), indicating that such Pledged Collateral is subject to the security interest hereunder. In addition, with respect to any Pledged Collateral which shall then be in or shall thereafter come into the possession or custody of the Collateral

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Agent, the Collateral  Agent  (personally or through an agent) may sell or cause the same to be sold at any broker's board or at any public or private sale, in one or more sales or lots, at such price or prices as the Collateral Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, all in accordance with the terms and provisions of this Agreement, the Loan Agreement and the Financing Agreement. The purchaser of any or all Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever. Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Collateral Agent will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of lenders in general disposing of property similar to the
Pledged  Collateral  shall  be  deemed  to  be  commercially   reasonable.   Any
requirements of reasonable notice shall be met if such notice is mailed to the Pledgor as provided in Section 19.1 below, at least fifteen (15) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. The Collateral Agent may, for its benefit and the ratable benefit of the Lenders, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Pledged Collateral.

     In addition, upon the occurrence and during the continuance of a Default, all rights of the Pledgor to exercise the voting and other rights which it would otherwise be entitled to exercise shall cease, and all such rights shall thereupon become vested in the Collateral Agent, for its benefit and the ratable benefit of the Lenders, as provided in and subject to the terms of Section 6(g) hereof.

     SECTION 13. DISTRIBUTION OF PROCEEDS UPON DEFAULT. Upon the sale or other disposition of any Pledged Collateral pursuant to Section 12 hereof, the proceeds of such sale or other disposition shall be applied by the Collateral Agent in the following order of priority:

          (a) first, to the reasonable, out-of-pocket costs and expenses of the Collateral Agent incurred in connection with the performance of its duties under this Agreement;

          (b) second, to the Lenders pro rata based on their respective Outstanding Balance Shares (as defined below) until payment in full of all Liabilities; and

          (c) third, delivered to the Pledgor.

     "Outstanding Balance Share" means a fraction (expressed as a percentage), the numerator of which shall be the aggregate of the outstanding principal amount of the Secured Notes held by such Lender and the denominator of which

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shall be the aggregate outstanding principal amount of all Secured Notes.

     For the avoidance of doubt, none of the proceeds of such sale or other disposition shall be distributed to the Lenders pursuant to Section 13(b) hereof until the Collateral Agent has received full payment for all expenses incurred by it in connection with the performance of its duties under this Agreement and none of the proceeds of such sale or other disposition shall be distributed to the Pledgor under Section 13(c) hereof until all of the Liabilities have been paid in full.

     SECTION 14. REGISTRATION RIGHTS; PRIVATE SALES.

          (a) If the Collateral Agent shall, for its benefit and the ratable benefit of the Lenders, determine to exercise its right to sell any or all of the Pledged Shares pursuant to Section 12 hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Shares, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor will use its commercially reasonable efforts to cause Holdings to (1) execute and deliver, and cause the directors and officers of Holdings to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Shares, or that portion thereof to be sold, under the provisions of the Securities Act, (2) to use its commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Shares, or that portion thereof to be sold, and (3) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Commission applicable thereto. The Pledgor agrees to use its commercially reasonable efforts to cause Holdings to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to the Collateral Agent and its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) The Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Shares, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit Holdings to register such securities for public sale under the

     Securities Act, or under applicable state securities laws, even if Holdings would agree to do so.

          (c) The Pledgor further agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Shares pursuant to this Section valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Lenders, that the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Default has occurred.

     SECTION 15. FCC MATTERS.

          (a) If a Default shall have occurred and be continuing, the Pledgor shall take any action which the Collateral Agent may request in the exercise of its rights and remedies under this Agreement to transfer and assign to the Collateral Agent, or to such one or more third parties as the Collateral Agent may designate, or to a combination of the foregoing, the Pledged Collateral. To enforce the provisions of this Section 15, the Collateral Agent is hereby empowered to seek from the FCC an involuntary transfer of control of Holdings for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. If a Default shall have occurred and be continuing, the Pledgor hereby agrees to authorize such an involuntary transfer of control upon the request of the Collateral Agent. Upon the occurrence and continuation of a Default, the Pledgor shall use its commercially reasonable efforts to assist in obtaining approval of the FCC, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution and filing with the FCC of the Pledgor's portion of any application or applications for consent to transfer of control necessary or appropriate under the FCC's rules and regulations for approval of the transfer or assignment of any portion of the Pledged Collateral.

          (b) The Pledgor acknowledges that FCC authorization for the transfer of control of the licenses of Holdings and its Subsidiaries is integral to the Lenders' realization of the value of the Pledged Collateral, that there is no remedy at law for failure by the Pledgor to comply with the provisions of this Section 15 and that such failure would not be adequately compensable in damages, and therefore agrees that the agreements of the Pledgor contained in this Section 15 may be specifically enforced.

          (c) Notwithstanding anything to the contrary contained in this Agreement, the Collateral Agent shall not, without first obtaining approval of the FCC, take any action pursuant to this Agreement which would constitute or result in any change of control of Holdings or any of its Subsidiaries if such change in control would require, under then existing law (including the written rules and regulations of the FCC), the prior approval of the FCC.

          (d) Upon the occurrence and during the continuance of a Default and subject to the other provisions of Sections 12 and 14, the Pledgor consents to the transfer of control or assignment of the Pledged Collateral to a receiver, trustee, transferee, or similar official or to any purchaser of the Pledged Collateral pursuant to any public or private sale, judicial sale, foreclosure or exercise of other remedies available to the Collateral Agent, for its benefit and the ratable benefit of the Lenders, under this Agreement and as permitted by applicable law.

          (e) Notwithstanding anything to the contrary contained in this Agreement, prior to the occurrence of a Default and compliance with all applicable laws by the Collateral Agent, this Agreement and the transactions contemplated hereby do not, will not, and are not intended to, constitute, create or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of the Pledgor, Holdings or any of their respective Subsidiaries by the Collateral Agent or the Lenders or control, affirmative or negative, direct or indirect, of the Pledgor, Holdings or any of their respective Subsidiaries, over the management or any other aspect of the operations of the Pledgor, Holdings or any of their respective Subsidiaries, which ownership and control remain exclusively and at all times in the Pledgor, Holdings and their respective Subsidiaries, as the case may be.

     SECTION 16. EXPENSES. The Pledgor will, upon demand, pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees, expenses and disbursements of its counsel (including allocated costs of inside counsel), of any investment banking firm, business broker or other selling agent and of any other experts and agents retained by the Collateral Agent, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof. All expenses incurred in connection therewith shall be for the sole account of the Pledgor, and shall constitute part of the Liabilities secured hereby.

     SECTION 17. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of, and unaffected by:

          (a) any lack of validity or enforceability of any Loan Document;

          (b) any lack of validity or enforceability of any Financing Document;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Liabilities, or any other amendment or waiver of or any consent to any departure from any Loan Document or any Financing Document;

          (d) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Liabilities; or

          (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Liabilities or of this Agreement.

     SECTION   18.   THE   COLLATERAL   AGENT   AS  THE   LENDERS'   CONTRACTUAL
REPRESENTATIVE.

     SECTION 18.1 Appointment of Collateral Agent. Each Lender hereby designates HNS as Collateral Agent to act as herein specified. Each Lender hereby irrevocably authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Collateral Agent shall hold all Pledged Collateral and proceeds for the benefit of itself and the Lenders to be distributed as provided herein. The Collateral Agent may perform any of its duties hereunder by or through its agents or employees.

     SECTION 18.2 Nature of Duties of Collateral Agent. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall be liable to the Lenders for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Collateral Agent shall be mechanical and administrative in nature, and the Collateral Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender.

     SECTION 18.3 Lack of Reliance on Collateral Agent. The Collateral Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Financing Agreement, the Loan Agreement or the Secured Notes or the existence or possible existence of any Default, unless any Lender specifically requests the Collateral Agent to do so in writing.

     SECTION 18.4 Certain Rights of the Collateral Agent. The Collateral Agent shall have the right to request instructions from the Directing Lenders (as defined below) at any time. If the Collateral Agent shall request instructions from the Directing Lenders with respect to any act or action (including the failure to act) in connection with this Agreement, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until the Collateral Agent shall have received instructions from the Directing Lenders, and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral

Agent acting or refraining from acting hereunder in accordance with the instructions of the Directing Lenders. The "Directing Lenders" means such Lenders that hold Secured Notes that have an aggregate maximum face principal amount greater than fifty percent (50%) of the aggregate of the maximum face principal amount of all of the Secured Notes then outstanding.

     SECTION 18.5 Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Collateral Agent may consult with legal counsel (including counsel for the Pledgor with respect to matters concerning the Pledgor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     SECTION 18.6 Indemnification of Collateral Agent. To the extent the Collateral Agent is not reimbursed and indemnified by the Pledgor, each Lender will reimburse and indemnify the Collateral Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent's gross negligence or willful misconduct.

     SECTION 18.7 The Collateral Agent in its Individual Capacity. With respect to its obligation as a Lender under this Agreement, the Collateral Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it was not performing the duties specified herein; and the term "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include the Collateral Agent in its individual capacity as a Lender. The Lenders acknowledge that HNS is the seller of the Base Station Equipment to the Pledgor and has engaged in certain other business transactions with the Pledgor and other Geotek Affiliates (as defined in the Manufacturing Agreement) and agree that the Collateral Agent may lend money to, acquire equity interests in, and generally engage in any kind of financial advisory or other business with the Pledgor or any Geotek Affiliate as if it were not performing the duties specified herein, and may accept fees and other consideration from the Pledgor for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

     SECTION 18.8 Successor Collateral Agent.

          (a) The Collateral Agent may, upon five (5) Business Days' notice to the Lenders and the Pledgor, resign at any time (effective upon the appointment of a successor collateral agent pursuant to the provisions of this Section 18.8) by giving written notice thereof to the Lenders and the Pledgor. Upon any such resignation, the Directing Lenders shall have the right, upon five (5) days' notice and approval by the Pledgor (which approval shall not be unreasonably withheld), to appoint a successor collateral agent. If no successor collateral agent (i) shall have been so appointed by the Directing Lenders, and (ii) shall have accepted such appointment, within thirty (30) days after the Collateral Agent's giving of notice of resignation, then, upon five (5) days' notice, the Collateral Agent may, on behalf of the Lenders, appoint a successor collateral agent.

          (b) Upon the acceptance of any appointment as collateral agent hereunder by a successor collateral agent, such successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the Collateral Agent, all references in this Agreement to "Collateral Agent" shall refer to such successor collateral agent and the Collateral Agent shall be discharged from its duties and obligations under this Agreement. After the Collateral Agent's resignation hereunder as collateral agent, the provisions of Section 18 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

          (c) In the event of a material breach by the Collateral Agent of its duties hereunder, the Collateral Agent may be removed by the Directing Lenders for cause and the provisions of this Section 18.8 shall apply to the appointment of a successor collateral agent.

     SECTION 18.9 Collateral Matters.

          (a) The Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to a Default, to take any action with respect to any Pledged Collateral which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Pledged Collateral.

          (b) The Lenders hereby authorize the Collateral Agent, and the Collateral Agent shall, release any Lien granted to or held by the Collateral Agent upon any Pledged Collateral (i) upon the payment and satisfaction of all of the Liabilities or (ii) if approved, authorized or ratified in writing by the Directing Lenders. Upon request by the Collateral Agent at any time, the Lenders will confirm in writing the Collateral Agent's authority to release particular types or items of Pledged Collateral pursuant to this Section 18.9.

          (c) Upon any sale and transfer of Pledged Collateral which is expressly permitted pursuant to the terms of the Financing Agreement, the Loan Agreement or this Agreement or consented to in writing by the Directing Lenders, and upon at least five (5) Business Days' prior written request by the Pledgor, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Collateral Agent for its benefit and the benefit of the Lenders herein or pursuant hereto upon the Pledged Collateral that was sold or transferred; provided that (i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent's opinion, would expose the Collateral Agent or the Lenders to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Liabilities or any Liens upon all interests retained by the Pledgor, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Pledged Collateral. In the event of any sale or transfer of Pledged Collateral, or any foreclosure with respect to any of the Pledged Collateral, the Collateral Agent shall be authorized to deduct all of the expenses reasonably incurred by the Collateral Agent from the proceeds of any such sale, transfer or foreclosure.

          (d) The Collateral Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Pledged Collateral exists or is owned by the Pledgor or is cared for, protected or insured or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 18.9, it being understood and agreed that in respect of the Pledged Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent's own interest in the Pledged Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct.

     SECTION 18.10 Actions with Respect to Defaults. The Collateral Agent shall take such action with respect to a Default as shall be directed by the Directing Lenders; provided that until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable and in the best interests of the Lenders.

     Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Pledgor from any provision of this Agreement shall be effected by the Collateral Agent pursuant to Section 19.4 hereof and only upon the written authorization of the Directing Lenders.

     SECTION 18.11 Delivery of Information. The Collateral Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the Collateral Agent from the Pledgor, the Directing Lenders, any Lender or any other Person under or in connection with this Agreement except (i) as specifically provided in this Agreement and (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of the Collateral Agent at the time of receipt of such request and then only in accordance with such specific request.

     SECTION 19. MISCELLANEOUS PROVISIONS.

     SECTION 19.1 Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in the form and manner, and delivered to each of the parties hereto at their respective addresses, set forth in Article X of the Financing Agreement or Article XI of the Loan Agreement, as applicable.

     SECTION  19.2  Headings.   Section  headings  in  this  Agreement  are  for
convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

     SECTION 19.3 Severability. Any provision in any Loan Document or in any Financing Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

     SECTION 19.4 Amendments, Waivers and Consents. No delay or omission of the Collateral Agent to exercise any right under this Agreement shall impair such right or be construed to be a waiver of any Default or an acquiescence therein. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right and no waiver, amendment or other variation of the terms, conditions or provisions of this Agreement whatsoever shall be valid unless in writing signed by the Collateral Agent, and then only to the extent in such writing specifically set forth. All remedies contained in this Agreement or by law afforded shall be cumulative and all shall be available to the Collateral Agent, for its benefit and the ratable benefit of the Lenders, until the Liabilities have been paid in full.

     SECTION 19.5 Interpretation of Agreement. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in the Financing Agreement shall have the meaning set forth in the applicable Uniform Commercial Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Loan Agreement or the Financing Agreement and is not dealt with herein with more specificity, the Loan Agreement or the Financing Agreement, as applicable, shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

     SECTION 19.6 Continuing Security Interest; Transfer of Secured Notes. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Liabilities, (ii) be binding upon the Pledgor, its successors and assigns, and
(iii) inure to the benefit of the Collateral Agent, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (iii), above, any Lender may, except as limited by the express terms of the Loan Agreement, the Financing Agreement or the Secured Notes, assign or otherwise transfer, in whole or in part, any Secured Note held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

     SECTION 19.7 Reinstatement. To the extent permitted by law, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Collateral Agent or any Lender in respect of the Liabilities is rescinded or must otherwise be restored or returned by such Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Pledgor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

     SECTION 19.8 Survival of Provisions. All representations, warranties and covenants of the Pledgor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Pledgor of the Liabilities secured hereby.

     SECTION 19.9 Waivers. The Pledgor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or default with respect to any of the Liabilities, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided in this Agreement, the Loan Agreement or the Financing Agreement, as applicable.

     SECTION 19.10 Authority of the Collateral Agent; Indemnification. The Collateral Agent shall, for the benefit of the Lenders, have and be entitled to exercise all powers hereunder which are specifically granted to the Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Collateral Agent nor any Lender, nor any director, officer, employee, attorney or agent of the Collateral Agent or any Lender shall be liable to the Pledgor for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct, nor shall the Collateral Agent or any of the Lenders be responsible for the validity, effectiveness or sufficiency of this Agreement or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper Person or Persons. The Pledgor agrees to indemnify and hold harmless the Collateral Agent and its officers, directors, employees and agents from and against any and all costs, expenses (including reasonable fees, expenses and disbursements of attorneys and paralegals), claims and liabilities incurred by the Collateral Agent (in its capacity as Collateral Agent) or such officers, directors, employees and agents (in each case in their capacity as such) as a result of the Pledgor's actions, breach or assertion of a defense under this Agreement, any of the Loan Documents or any of the Financing Documents, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Collateral Agent or such Person, as applicable.

     SECTION 19.11 Release; Termination of Agreement. Subject to the provisions of Section 19.7 hereof, this Agreement shall terminate upon full and final payment and performance of all the Liabilities. At such time, the Collateral Agent shall, at the request and expense of the Pledgor, promptly reassign and redeliver to the Pledgor all of the Pledged Collateral hereunder which has not been sold, disposed of, retained or applied by the Collateral Agent, for its benefit and the benefit of the Lenders, in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Collateral Agent or any of the Lenders, except as to the absence of any prior assignments by the Collateral Agent of its interest in the Pledged Collateral, and shall be at the expense of the Pledgor.

     SECTION 19.12 INTERRELATIONSHIP WITH ORIGINAL PLEDGE AGREEMENT. As stated in the preamble hereof, this Agreement is intended to amend and restate the provisions of the Original Pledge Agreement and, except as expressly modified herein, (a) all of the terms and provisions of the Original Pledge Agreement shall continue to apply for the period prior to the date hereof and (b) the pledge by the Pledgor of the Pledged Collateral (pursuant to and as defined in the Original Pledge Agreement) shall continue uninterrupted notwithstanding this amendment and restatement of the Original Pledge Agreement. All references in the Loan Agreement, the other Loan Documents, the Financing Agreement or the other Financing Documents to the "Pledge Agreement" shall be deemed to include references to this Agreement. As of the date hereof, all of the covenants set forth in the Original Pledge Agreement are of no further force and effect, it being understood that all obligations of the Pledgor with respect to the Pledged Collateral (as defined in the Original Pledge Agreement) shall be governed by this Agreement from and after the date hereof. For the avoidance of doubt, this Agreement has been executed in renewal, amendment, restatement and modification, but not in extinguishment of, the Original Pledge Agreement.

     SECTION 19.13 SUBMISSION TO JURISDICTION; WAIVERS. THE PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

     (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF;

     (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

     (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE PLEDGOR AT ITS ADDRESS SET FORTH BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE COLLATERAL AGENT SHALL HAVE BEEN NOTIFIED PURSUANT HERETO;

     (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE COLLATERAL AGENT OR ANY OF THE LENDERS TO COMMENCE LEGAL PROCEEDINGS AGAINST THE PLEDGOR OR ITS PROPERTY IN ANY OTHER JURISDICTION;

     (e) WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE COLLATERAL AGENT OR ANY OF THE LENDERS OF THEIR RIGHTS FROM AND AFTER AN EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL. THE PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE COLLATERAL AGENT OR ANY OF THE LENDERS IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL, TO ENFORCE ANY JUDGMENT OR OTHER SECURITY FOR THE LIABILITIES, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT, OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN THE PLEDGOR AND ANY SUCH PARTY.

     (f) WAIVES THE RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT OF, AND ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT TO, SUCH ACTION OR PROCEEDING; AND

     (g) WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT.

     SECTION 19.14 JURY TRIAL. THE PLEDGOR, THE COLLATERAL AGENT AND THE LENDERS EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 19.15 GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

     SECTION 19.16 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and either of the parties hereto may execute this Agreement by signing any such counterpart.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have each caused this Agreement to be duly executed and delivered as of the date first above written.

                                     PLEDGOR:

                                     GEOTEK FINANCING CORPORATION,
                                     a Delaware corporation

                                     By:  /s/ Michael McCoy
                                        --------------------------------------
                                        Name: Michael McCoy
                                        Title: Chief Financial Officer

                                     COLLATERAL AGENT:

                                     HUGHES NETWORK SYSTEMS, INC.,
                                     as Collateral Agent

                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

With respect to Section 18 only:

LENDER

HUGHES NETWORK SYSTEMS, INC.

By:
   --------------------------------------
   Name:
   Title:

     IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have each caused this Agreement to be duly executed and delivered as of the date first above written.

                                     PLEDGOR:

                                     GEOTEK FINANCING CORPORATION,
                                     a Delaware corporation

                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                     COLLATERAL AGENT:

                                     HUGHES NETWORK SYSTEMS, INC.,
                                     as Collateral Agent

                                     By:  /s/  S. P. Carriar
                                        --------------------------------------
                                        Name: S. P. Carriar
                                        Title: V.P. & Secretary

With respect to Section 18 only:

LENDER

HUGHES NETWORK SYSTEMS, INC.

By:  /s/  PRADEEP KAUL
   --------------------------------------
   Name: PRADEEP KAUL
   Title: Exec. V.P.

                                   Schedule I

                                 PLEDGED SHARES

                     Number of Pledged     Share Certificate     Percentage of
Issuer               Shares                Numbers               Outstanding
------               -----------------     -----------------     -------------

Geotel License
Holdings, Inc.       100                   1                     100%

                                   Schedule II

                                  PLEDGED NOTES

Obligor                  Description of Note          Principle Amount of Note
-------                  -------------------          ------------------------

Geotel License           Promissory Note dated        $24,500,000
   Holdings, Inc.        September 27, 1996